Significant Accounting Policies	12 Months Ended
Dec. 31, 2019
Significant Accounting Policies [Abstract]
Significant Accounting Policies

1. SIGNIFICANT ACCOUNTING POLICIES

ParkerVision, Inc. and its wholly-owned German subsidiary, ParkerVision GmbH (collectively “ParkerVision”, “we” or the “Company”) is in the business of innovating fundamental wireless hardware technologies and products.  We have determined that our business currently operates under a single operating and reportable segment.

We have designed and developed proprietary radio frequency (“RF”) technologies and integrated circuits for use in wireless communication products.  We have expended significant financial and other resources to research and develop our RF technologies and to obtain patent protection for those technologies in the United States of America (“U.S.”) and certain foreign jurisdictions.  We believe certain patents protecting our proprietary technologies have been broadly infringed by others, and therefore the primary focus of our business plan is the enforcement of our intellectual property rights through patent infringement litigation and licensing efforts.  We currently have patent enforcement actions ongoing in various U.S. district courts against mobile handset providers and their chip suppliers for the infringement of a number of our RF patents.  We have made significant investments in developing and protecting our technologies, the returns on which are dependent upon the generation of future revenues for realization.

We also designed, developed and marketed a distributed WiFi product line under the brand name Milo®.  We restructured our operations during the third quarter of 2018 in order to reduce operating expenses in light of our limited capital resources.  Accordingly, we significantly reduced our ongoing investment in the Milo product.  In early 2019, we ceased substantially all ongoing research and development efforts and, where applicable, repurposed resources to support our patent enforcement and product sales and support efforts.  We ceased sales of our Milo products in the fourth quarter of 2019.

Basis of Presentation

Our consolidated financial statements are prepared in accordance with generally accepted accounting principles in the U.S. (“GAAP”).  Certain reclassifications have been made to prior period amounts to conform to the current period presentation.  The consolidated financial statements include the accounts of ParkerVision, Inc. and our wholly-owned German subsidiary, ParkerVision GmbH, after elimination of all intercompany transactions and accounts.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with GAAP requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods.  The more significant estimates made by us include projected future cash flows and risk-adjusted discount rates for estimating the fair value of our secured contingent payment obligation, the volatility and estimated lives of share-based awards used in the estimate of the fair market value of share-based compensation, the assessment of recoverability of long-lived assets, the amortization periods for intangible and long-lived assets, and the valuation allowance for deferred taxes.  Actual results could differ from the estimates made.  We periodically evaluate estimates used in the preparation of the financial statements for continued reasonableness.  Appropriate adjustments, if any, to the estimates used are made prospectively based upon such periodic evaluation.

Cash and Cash Equivalents

We consider cash and cash equivalents to include cash on hand, interest-bearing deposits, overnight repurchase agreements and investments with original maturities of three months or less when purchased.

Inventory

Inventory is stated at the lower of actual cost, as determined under the first-in, first-out method, or estimated net realizable value.  We review our inventory for estimated obsolescence or unmarketable inventory and write down inventory for the difference between cost and estimated market value based upon assumptions about future demand.  Future demand is affected by market conditions, technological obsolescence, new products and strategic plans, each of which is subject to change.  Due to the decision to discontinue Milo product sales in the fourth quarter of 2019, a full reserve was recorded against the remaining inventory on hand at December 31, 2019.

Property and Equipment

Property and equipment are stated at cost, less accumulated depreciation. Depreciation is determined using the straight-line method over the following estimated useful lives:

Manufacturing and office equipment	5-7 years
Leasehold improvements	Shorter of useful life or remaining life of lease
Furniture and fixtures	7 years
Computer equipment and software	3-5 years

The cost and accumulated depreciation of assets sold or retired are removed from their respective accounts, and any resulting net gain or loss is recognized in the accompanying consolidated statements of comprehensive loss.  The carrying value of long-lived assets is reviewed on a regular basis for the existence of facts, both internally and externally, that may suggest impairment. Recoverability of assets to be held and used is measured by comparing the carrying amount of an asset to the estimated undiscounted future cash flows expected to be generated by the asset.  If the carrying amount of the assets exceeds its estimated undiscounted future net cash flows, an impairment charge is recognized in the amount by which the carrying amount of the asset exceeds the fair value of the assets.

Intangible Assets

Patents, copyrights and other intangible assets are amortized using the straight-line method over their estimated period of benefit.  We estimate the economic lives of our patents and copyrights to be fifteen to twenty years.  Management evaluates the recoverability of intangible assets periodically and takes into account events or circumstances that may warrant revised estimates of useful lives or that may indicate impairment exists.

Secured Contingent Payment Obligation

We have accounted for our secured contingent repayment obligation as long-term debt in accordance with Accounting Standards Codification (“ASC”) 470-10-25, “Sales of Future Revenues or Various other Measures of Income.” Our repayment obligations are contingent upon the receipt of proceeds from patent enforcement and/or patent monetization actions.  We have elected to measure our secured contingent payment obligation at its estimated fair value in accordance with ASC 825, “Financial Instruments” based on the variable and contingent nature of the repayment provisions. We have determined that the fair value of our secured contingent payment obligation falls within Level 3 in the fair value hierarchy which involves significant estimates and assumptions including projected future patent-related proceeds and the risk-adjusted rate for discounting future cash flows (see Note 10).  Actual results could differ from the estimates made. Changes in fair value, including the component related to imputed interest, are included in the accompanying consolidated statements of comprehensive loss under the heading “Change in fair value of contingent payment obligation.”

Leases

In February 2016, the FASB established ASC 842, “Leases” by issuing Accounting Standards Update (“ASU”) 2016-02 to increase transparency and comparability among organizations by recognizing lease assets and lease liabilities on the balance sheet and disclosing key information about leasing arrangements.  ASC 842 was subsequently amended by ASU 2018-01, ASU 2018-10 and ASU 2018-11 which provided practical expedients for adoption of ASC 842.  Under the new guidance, a lessee will be required to recognize assets and liabilities for capital and operating leases with lease terms of more than 12 months.  ASC 842 is effective for interim and annual periods beginning after December 15, 2018.  A modified retrospective transition approach is required for adoption, applying the new standard to all leases existing at the date of initial application.  An entity may choose to use either the effective date or the beginning of the earliest comparative period presented in the financial statements as its date of initial application.

We adopted ASC 842 as of January 1, 2019, and we have elected to use the effective date as the initial application date.  Consequently, financial information will not be updated and the disclosures required under the new standard will not be provided for dates and period prior to January 1, 2019.  The new standard provides a number of practical expedients in transition and we elected the package of practical expedients which permits us not to reassess under the new standard our prior conclusions about lease identification, lease classification and treatment of initial direct costs.  The adoption of this new standard resulted in the recognition of operating lease right-of-use (“ROU”) assets and operating lease liabilities of approximately $0.56 million and $0.60 million, respectively, primarily related to our facilities leases.  Refer to Note 8 for additional disclosures related to our leases.

Revenue Recognition

As of January 1, 2018, we adopted ASC 606, “Revenue from Contracts with Customers” which implements a common revenue standard that clarifies the principles for recognizing revenue.  This new revenue recognition model provides a five-step analysis in determining when and how revenue is recognized.  The adoption of ASC 606 had no material effect on our consolidated financial statements.

We derive revenue from licensing of our intellectual property, settlements from patent infringement disputes and sales of products.  The timing of revenue recognition and the amount of revenue recognized depends upon a variety of factors, including the specific terms of each arrangement and the nature of our deliverables and obligations.  In general, we recognize revenue when the performance obligations to our customers have been met.  For the sale of products, the performance obligation is generally met at the time product is delivered to the customer.  Estimated product returns are deducted from revenue and recorded as a liability.  Revenue from the sale of our products includes shipping and handling charged to the customer.  Product revenue is recorded net of sales tax collected from customers, discounts, and actual and estimated future returns.

The consideration received from patent license and settlement agreements is allocated to the various elements of the arrangement to the extent the revenue recognition differs between the elements of the arrangement.  Elements related to past and future royalties as well as elements related to settlement will be recorded as revenue in our consolidated statements of comprehensive loss when our performance obligations related to each element have been met.

Shipping and Handling Costs

Shipping and handling costs related to product sales for the years ended December 31, 2019 and 2018 were approximately $0.01 million each year.  These costs are included in selling, general and administrative expenses in the accompanying consolidated statements of comprehensive loss.

Advertising Expense

Advertising costs are expensed as incurred.  Advertising expenses of approximately $0.04 million and $0.7 million for the years ended December 31, 2019 and 2018, respectively, are included in selling, general, and administrative expenses in the accompanying consolidated statements of comprehensive loss.

Research and Development Expenses

Research and development costs are expensed as incurred and include salaries and benefits for employees engaged in research and development activities, costs paid to third party contractors, prototype expenses, an allocated portion of facilities costs, maintenance costs for software development tools, and depreciation.

Accounting for Share-Based Compensation

We have various share-based compensation programs which provide for equity awards including stock options, restricted stock units (“RSUs”) and restricted stock awards (“RSAs”). We calculate the fair value of employee share-based equity awards on the date of grant and recognize the calculated fair value as compensation expense over the requisite service periods of the related awards.  We estimate the fair value of stock option awards using the Black-Scholes option valuation model.  This valuation model requires the use of highly subjective assumptions and estimates including how long employees will retain their stock options before exercising them and the volatility of our common stock price over the expected life of the equity award.  Such estimates, and the basis for our conclusions regarding such estimates, are outlined in detail in Note 14.  Estimates of fair value are not intended to predict actual future events or the value ultimately realized by persons who receive equity awards.  We account for forfeitures of share-based awards as they occur.

As of January 1, 2018, we adopted ASU No. 2017-09, “Compensation - Stock Compensation (Topic 718): Scope of Modification Accounting.”  This update provides guidance on the types of changes to the terms or conditions of share-based payment awards to which an entity would be required to apply modification accounting under ASC 718.  The adoption of this guidance did not have a material effect on our consolidated financial statements.

As of January 1, 2019, we adopted ASU 2018-07, "Compensation - Stock Compensation (Topic 718): Improvements to Nonemployee Share-Based Payment Accounting." The amendments in this update simplify the accounting for share-based payments to nonemployees by aligning it with the accounting for share-based payments to employees, with certain exceptions. We did not previously have awards to nonemployees that would require reassessment and therefore the adoption of ASU 2018-07 did not impact our consolidated financial statements.

Income Taxes

The provision for income taxes is based on loss before taxes as reported in the accompanying consolidated statements of comprehensive loss.  Deferred tax assets and liabilities are recognized for the expected future tax consequences of events that have been included in the financial statements or tax returns. Deferred tax assets and liabilities are determined based on differences between the financial statement carrying amounts and the tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.  Valuation allowances are established to reduce deferred tax assets when, based on available objective evidence, it is more likely than not that the benefit of such assets will not be realized.  Our deferred tax assets exclude unrecognized tax benefits which do not meet a more-likely-than-not threshold for financial statement recognition for tax positions taken or expected to be taken in a tax return.

As of January 1, 2019, we adopted ASU 2018-02, “Income Statement - Reporting Comprehensive Income (Topic 220): Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income.” The amendments in this update allow a reclassification from accumulated other comprehensive income to retained earnings for stranded tax effects resulting from the Tax Cuts and Jobs Act. We have no stranded tax effects included in our other comprehensive loss and therefore the adoption of ASU 2018-02 did not impact our consolidated financial statements.

Loss per Common Share

Basic loss per common share is determined based on the weighted-average number of common shares outstanding during each year.  Diluted loss per common share is the same as basic loss per common share as all potential common shares are excluded from the calculation, as their effect is anti-dilutive.

The number of shares underlying outstanding options, warrants, unvested RSUs, and convertible notes at December 31, 2019 and 2018 were as follows (in thousands):

	2019	2018
Options outstanding	11,410	1,228
Warrants outstanding	12,150	13,279
Unvested RSUs	-	14
Shares underlying convertible notes	20,846	2,746
	44,406	17,267

These potential shares were excluded from the computation of diluted loss per share as their effect would have been anti-dilutive.